                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

                            NATIONAL CITY CORPORATION

                          REPLACEMENT CAPITAL COVENANT

     This REPLACEMENT CAPITAL COVENANT, dated as of November 3, 2006 (this "REPLACEMENT CAPITAL COVENANT"), by National City Corporation, a Delaware corporation (together with its successors and assigns, the "CORPORATION"), is in favor of and for the benefit of each Covered Debtholder (as defined below).

                                    RECITALS

     A. On the date hereof, the Corporation is issuing $751,000,000 aggregate principal amount of its Income Capital Obligation NotesSM (the "ICONS") to National City Capital Trust II (the "TRUST").

     B. On the date hereof, the Trust is issuing $750,000,000 aggregate liquidation amount of its trust preferred securities (the "CAPITAL SECURITIES" and together with the ICONs, the "SECURITIES").

     C. This Replacement Capital covenant is the "REPLACEMENT CAPITAL COVENANT" referred to in the Prospectus Supplement dated October 27, 2006, relating to the Capital Securities (the Prospectus Supplement together with the accompanying base prospectus, dated October 25, 2006, the "PROSPECTUS").

     D. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant are and shall be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

     E. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained damages as a result of its reliance on such covenants.

     NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

     SECTION 1. DEFINITIONS. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule A hereto.

     SECTION 2. LIMITATIONS ON REDEMPTION AND REPURCHASE OF SECURITIES. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not, and shall cause its subsidiaries and the Trust not to, repay, redeem or repurchase all or any part of the Securities on or before November 15, 2056 except to the extent that (a) the Corporation has obtained the prior approval of the Board of Governors of the Federal Reserve System or its delegee (the "FEDERAL RESERVE") if such approval is then required under the Federal Reserve's capital guidelines or otherwise and (b) the principal amount repaid or the applicable redemption or repurchase price does not exceed the sum of the following amounts:

          (i) the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock issued pursuant to the Corporation's reinvestment plan or employee benefit plans) to Persons other than the Corporation and its Subsidiaries; plus

          (ii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable into Equity to Persons other than the Corporation and its Subsidiaries; plus

          (iii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

     SECTION 3. COVERED DEBT.

     (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

     (b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series (or combination of series) of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

          (i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

          (ii) if only one series of the Corporation's then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

          (iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this
Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

          (iv) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but National City Bank is a Subsidiary of the Corporation and National City Bank has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

          (v) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but National City Bank is a Subsidiary of the Corporation and National City Bank has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest final maturity date as of the date the Corporation is applying the procedures in this
Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

          (vi) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii), (iii),
(iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

          (vii) in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.

     (c) Notice. In order to give effect to the intent of the Corporation described in Recital D, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (A) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (B) file a copy of this Replacement Capital Covenant with the Commission as an Exhibit to a Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation's or National City Bank's long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation's next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this
Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.

     SECTION 4. TERMINATION, AMENDMENT AND WAIVER.

     (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the "TERMINATION DATE") to occur of (i) November 15, 2056 (ii) the date, if any, on which the Holders of a majority by principal amount of the then effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iii) the date on which neither the Corporation nor National City Bank has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such term). From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

     (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of at least a majority by principal amount of the then effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then effective series of Covered Debt) if (i) the effect of such amendment or supplement is solely to impose additional restrictions on the ability of the Corporation to repay, redeem or repurchase Securities in any circumstance or (ii) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt, a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of any series of Covered Debt.

     (c) For purposes of Sections 4(a) and 4(b) hereof, the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

     SECTION 5. MISCELLANEOUS.

     (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

     (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money is owned by such Person and is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person's rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered
Debt).

     (c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by prepaid registered or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

          National City Corporation
          1900 East Ninth Street
          Cleveland, Ohio 44114-3484
          Attention: Treasurer

     IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer as of the day and year first above written.

                                        NATIONAL CITY CORPORATION


                                        By: /s/ Thomas A. Richlovsky
                                            ------------------------------------
                                        Name: Thomas A. Richlovsky
                                        Title: Senior Vice President and
                                               Treasurer

                                   SCHEDULE A

                                   DEFINITIONS

     "APPLICABLE PERCENTAGE" means one divided by (a) 75% with respect to any repayment, redemption or repurchase on or prior to November 15, 2016, (b) 50% with respect to any repayment, redemption or repurchase after November 15, 2016 and on or prior to November 15, 2036 and (c) 25% with respect to any repayment, redemption or repurchase after November 15, 2036.

     "BUSINESS DAY" means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or, on or after November 15, 2036, a day that is not a London business day. A "LONDON BUSINESS DAY" is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     "CAPITAL SECURITIES" has the meaning specified in Recital B.

     "COMMISSION" means the United States Securities and Exchange Commission or its successor.

     "COMMON STOCK" means common stock of the Corporation (including treasury shares of common stock and shares of common stock sold pursuant to the Corporation's dividend reinvestment plan and employee benefit plans).

     "CORPORATION" has the meaning specified in the introduction to this Replacement Capital Covenant.

     "COVERED DEBT" means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

     "COVERED DEBTHOLDER" means each Person (whether a Holder or a beneficial owner holding Covered Debt directly or indirectly through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or National City Bank, during the period that such long-term indebtedness for money borrowed is Covered Debt.

     "DEBT EXCHANGEABLE FOR EQUITY" means a security (or combination of securities) that:

          (i) gives the holder a beneficial interest in (a) debt securities of the Corporation that are Non-Cumulative and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract;

          (ii) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors within five years from the date of issuance of the security or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation, (b) the capital ratios of the Corporation as anticipated by the Federal Reserve, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity;

          (iii) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock;

          (iv) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant, provided that such replacement capital covenant will apply to such security (or combination of securities) and to the Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity in the definition of "qualifying capital securities"; and

          (v) after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock.

     "DISTRIBUTION DATE" means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

     "DISTRIBUTION PERIOD" means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

     "DISTRIBUTIONS" means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.

     "ELIGIBLE DEBT" means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

     "ELIGIBLE SENIOR DEBT" means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer's then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) of this definition that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount, either alone or with one or more other senior long-term indebtedness for money borrowed by the issuer of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer's long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

     "ELIGIBLE SUBORDINATED DEBT" means, at any time in respect of any issuer, each series of the issuer's then-outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer's then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO),
(c) has an outstanding principal amount, either alone or with one or more other subordinated long-term indebtedness for money borrowed by the issuer, of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer's long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

     "FEDERAL RESERVE" means the Board of Governors of the Federal Reserve System and its delegees.

     "HOLDER" means, as to any Covered Debt, each Person that is a holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such securities.

     "ICONS" has the meaning specified in Recital A.

     "INDENTURE" means the Junior Subordinated Indenture, dated as of November 3, 2006 between the Company and The Bank of New York, as Trustee, as supplemented by the supplemental indentures dated as of [ ], 2006.

     "INITIAL COVERED DEBT" means the Corporation's 8.12%% Junior Subordinated Debentures due January 31, 2027.

     "INTENT-BASED REPLACEMENT DISCLOSURE" means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will redeem or repurchase such securities only with the proceeds of specified replacement capital securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date. Notwithstanding the use of the term "Intent-Based Replacement Disclosure" in the definition of "Qualifying Capital Securities", the requirement in such definition that a particular security or the related transaction documents include Intent-Based Replacement Disclosure shall be disregarded and given no force or effect for so long as the issuer is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

     "MANDATORILY CONVERTIBLE PREFERRED STOCK" means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into a fixed number of shares of Common Stock of the Corporation within a range within three years from the date of its issuance.

     "MANDATORY TRIGGER PROVISION" means, as to any security or combination of securities, provisions in the terms thereof or of the related transaction agreements or instruments that (A) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such security or combination of securities to make payment of Distributions on such securities only with proceeds of the issuance and sale of, or sale of rights to purchase, Common Stock or non-cumulative perpetual preferred stock of the Corporation, within two years of a failure by the Corporation to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions,
(B) in the case of securities other than non-cumulative perpetual preferred stock, prohibit the Corporation from repurchasing any of its Common Stock prior to the date six months after the issuer applies the net proceeds of the sales described in clause (A) to pay such unpaid Distributions in full and (C) upon any liquidation, dissolution, winding up, reorganization or in connection with any insolvency, receivership, conservatorship or proceeding under any bankruptcy law with respect to the Corporation, limit the claim of the holders of such securities (other than non-cumulative perpetual preferred stock) for Distributions that accumulate during a period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (A) above of securities other than Common Stock or rights to acquire Common Stock or (y) two years of accumulated and unpaid Distributions (including compounded amounts thereon) in all other cases. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer's failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer's exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years. It is acknowledged that as of the date hereof, the Federal Reserve has not permitted a Mandatory Trigger Provision in any securities issued by a bank holding company and treated any such securities as Tier 1 capital for the bank holding company.

     "MARKET DISRUPTION EVENTS" means one or more events or circumstances substantially similar to those listed as "MARKET DISRUPTION EVENTS" in the Supplemental Indenture.

     "MEASUREMENT DATE" means, with respect to any repayment, redemption or repurchase of Securities, the later of (a) the date 180 days prior to delivery of notice of such repayment or redemption or the date of such repurchase and (b) to the extent the ICONs remain outstanding after November 15, 2036, the most recent date, if any, on which a notice of repayment or redemption was delivered in respect of, or on which the Corporation or the issuer repurchased, any Securities.

     "NON-CUMULATIVE" means, with respect to any securities, that the issuer may elect not to make any number of periodic Distributions or interest payments without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Securities that include provisions requiring the Corporation to issue non-cumulative perpetual preferred stock, common stock and/or rights to purchase Common Stock and apply the proceeds to pay unpaid Distributions on terms substantially similar to the terms of the alternative payment mechanism described in Section [2.1(j)] of the Supplemental Indenture or a Mandatory Trigger Provision shall also be deemed to be "NON-CUMULATIVE" for all purposes of this Replacement Capital Covenant other than the definition of "QUALIFYING NON-CUMULATIVE PREFERRED STOCK".

     "NRSRO" means a nationally recognized statistical rating organization within the meaning of Rule 15c3-I(c)(2)(vi)(F) under the Securities Exchange Act.

     "OPTIONAL DEFERRAL PROVISION" means, as to any securities or combination of securities, a provision in the terms thereof or of the related transaction agreements or instruments to the effect that the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to 10 years, without any remedy other than Permitted Remedies and the obligation described in clause (b) below.

     "PERMITTED REMEDIES" means, with respect to any securities, one or more of the following remedies:

     (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any securities exchange or market on which such securities may be listed or traded), and

     (b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

     "PERSON" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "PROSPECTUS SUPPLEMENT" has the meaning specified in Recital C.

     "QUALIFYING CAPITAL SECURITIES" means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable into Equity) that (a) qualify as Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve as then in effect and applicable to bank holding companies and (b) in the determination of the Corporation's Board of

Directors reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

          (i) in connection with any redemption or repurchase of ICONs or Capital Securities on or prior to November 15, 2016:

               (A) subordinated debentures and guarantees issued by the Corporation with respect to trust preferred securities if the ICONs and guarantees (1) rank pari passu with or junior to the ICONs upon the liquidation, dissolution or winding-up of the Corporation, (2) have terms that are substantially similar to the terms of the ICONs and guarantees described in the Prospectus Supplement (3) have an Optional Deferral Provision and (4)(a) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or, (b) have Intent-Based Replacement Disclosure and have a Mandatory Trigger Provision;

               (B) securities issued by the Corporation or its Subsidiaries that
(1) rank pari passu with or junior to the ICONs upon the liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 60 years and (4)(a) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or, (b) have Intent-Based Replacement Disclosure and, have a Mandatory Trigger Provision; or

               (C) securities issued by the Corporation or its Subsidiaries that
(1) rank pari passu or junior to other preferred stock of the issuer, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 40 years, (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant, and (5) have a Mandatory Trigger Provision; or

          (ii) in connection with any repayment, redemption or repurchase of ICONs or Capital Securities after November 15, 2016 and on or prior to November 15, 2036:

               (A) all securities described under clause (i) of this definition;

               (B) securities issued by the Corporation or its Subsidiaries that
(1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have an Optional Deferral Provision;

               (C) securities issued by the Corporation or its Subsidiaries that
(1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative and (3) have no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure;

               (D) securities issued by the Corporation or its Subsidiaries that
(1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 40 years and (4)(a) are subject to a replacement capital covenant substantially similar to this Replacement

Capital Covenant or, (b) have Intent-Based Replacement Disclosure and have a Mandatory Trigger Provision;

               (E) securities issued by the Corporation or its Subsidiaries that
(1) rank pari passu with or junior to the ICONs and the guarantees thereof, (2) have an Optional Deferral Provision, (3) have a Mandatory Trigger Provision and
(4) have no maturity or a maturity of at least 60 years;

               (F) cumulative preferred stock issued by the Corporation or its Subsidiaries that (A) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (B) (1) has no maturity or a maturity of at least 60 years and (2) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or

               (G) other securities issued by the Corporation or its Subsidiaries that (A) rank upon a liquidation, dissolution or winding-up of the Corporation either (1) pari passu with or junior to the ICONs or (2) pari passu with the claims of the Corporation's trade creditors and junior to all of the Corporation's long-term indebtedness for money borrowed (other than the Corporation's long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and (B) are Non-Cumulative and either (x) have no maturity or a maturity of at least 40 years and have a Mandatory Trigger Provision or (y) have no maturity or a maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and have a Mandatory Trigger Provision; or

          (iii) in connection with any repayment, redemption or repurchase of ICONs or Capital Securities at any time after November 15, 2036:

               (A) all securities described under clause (ii) of this definition;

               (B) preferred stock issued by the Corporation that (1) has no maturity or a maturity of at least 60 years (2) Intent-Based Replacement Disclosure and (3) has an Optional Deferral Provision;

               (C) securities issued by the Corporation or its Subsidiaries that
(1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) either (A) have no maturity or a maturity of at least 60 years and Intent-Based Replacement Disclosure or (B) have no maturity or a maturity at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and
(3) are Non-Cumulative;

               (D) securities issued by the Corporation or its Subsidiaries that
(1) rank pari passu with or junior to the ICONs and the guarantees thereof, (2) have a Mandatory Trigger Provision, (3) have an Optional Deferral Provision and
(4) have no maturity or a maturity at least 30 years and Intent-Based Replacement Disclosure; or

               (E) cumulative preferred stock issued by the Corporation or its Subsidiaries that either (1) has no maturity or a maturity of at least 60 years and Intent-Based

Replacement Disclosure or (2) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.

     "QUALIFYING NON-CUMULATIVE PREFERRED STOCK" means Non-Cumulative perpetual preferred stock of the Corporation or its Subsidiaries that ranks pari passu with or junior to other preferred stock of the issuer.

     "REDESIGNATION DATE" means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase such Covered Debt, either in whole or in part, with the consequence that after giving effect to such redemption or repurchase, the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt, the date on which the Corporation issues or assumes a sufficient amount of long-term indebtedness for money borrowed that qualifies as Eligible Subordinated Debt.

     "REPLACEMENT CAPITAL COVENANT" has the meaning specified in the introduction to this instrument.

     "SUPPLEMENTAL INDENTURE" means the Supplemental Indenture, dated as of November 3, 2006, between the Corporation and The Bank of New York, as Trustee.

     "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "SECURITIES" has the meaning specified in Recital B.

     "SUBSIDIARY" means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

     "TERMINATION DATE" has the meaning specified in Section 4(a).

     "TRUST" has the meaning specified in Recital A.